NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2065 Fund

Supplement dated November 23, 2022

to the Summary Prospectus dated February 28, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the heading “Average Annual Total Returns (For the Periods Ended December 31, 2021)” on page 5 of the Summary Prospectus is hereby deleted and replaced with the following:

	1 Year	Since Fund Inception	Fund Inception Date
Class A Shares – Before Taxes	10.53%	18.86%	2/28/2020
Class A Shares – After Taxes on Distributions	8.39%	16.16%	2/28/2020
Class A Shares – After Taxes on Distributions and Sales of Shares	6.42%	13.47%	2/28/2020
Class R Shares – Before Taxes	16.96%	22.39%	2/28/2020
Class R6 Shares – Before Taxes	17.78%	23.28%	2/28/2020
Institutional Service Class Shares – Before Taxes	17.48%	23.00%	2/28/2020
S&P Target Date To 2060+ Index (The Index does not pay sales charges, fees, expenses or taxes.)	17.91%	21.76%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE